Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Second Quarter 2020

August 4, 2020

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents—Investor Supplement—Second Quarter 2020

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Highlights
Net earnings (loss)	$177	$(301)	$211	$147	$210	$(124)	$539
Core net operating earnings	95	171	203	205	192	266	376
Total assets	70,867	67,643	70,130	69,067	67,697	70,867	67,697
Adjusted shareholders’ equity (a)	5,049	4,987	5,390	5,376	5,260	5,049	5,260
Property and Casualty net written premiums	1,123	1,165	1,313	1,618	1,264	2,288	2,411
Gross Annuity statutory premiums	687	1,210	1,139	1,077	1,349	1,897	2,744
Net Annuity statutory premiums	609	1,210	1,139	1,077	1,349	1,819	2,744
Per share data
Diluted earnings (loss) per share	$1.97	$(3.34)	$2.31	$1.62	$2.31	$(1.38)	$5.94
Core net operating earnings per share	1.05	1.88	2.22	2.25	2.12	2.94	4.14
Adjusted book value per share (a)	56.95	55.52	59.70	59.65	58.49	56.95	58.49
Cash dividends per common share	0.4500	0.4500	2.2500	0.4000	1.9000	0.9000	2.3000
Financial ratios
Annualized return on equity (b)	14.1%	(23.1%)	15.6%	11.0%	16.0%	(4.8%)	21.0%
Annualized core operating return on equity (b)	7.5%	13.2%	15.0%	15.3%	14.7%	10.3%	14.6%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	62.6%	58.5%	63.2%	63.1%	60.2%	60.5%	59.6%
Underwriting expense ratio	32.6%	33.7%	30.3%	30.9%	34.8%	33.2%	34.2%

Combined ratio—Specialty	95.2%	92.2%	93.5%	94.0%	95.0%	93.7%	93.8%

Net interest spread on fixed annuities - before alternative investments marked to market	1.60%	1.59%	1.71%	1.65%	1.72%	1.59%	1.71%
Alternative investments marked to market	(0.36%)	(0.06%)	0.23%	0.28%	0.33%	(0.21%)	0.32%

Net interest spread on fixed annuities—including alternative investments marked to market	1.24%	1.53%	1.94%	1.93%	2.05%	1.38%	2.03%

Net spread earned on fixed annuities:
Core operating—before alternative investments marked to market	0.80%	0.81%	0.87%	0.80%	0.80%	0.81%	0.81%
Alternative investments marked to market, net of DAC	(0.41%)	(0.12%)	0.20%	0.26%	0.31%	(0.27%)	0.29%

Core operating	0.39%	0.69%	1.07%	1.06%	1.11%	0.54%	1.10%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Property and Casualty Insurance
Underwriting profit	$52	$88	$88	$72	$59	$140	$146
Net investment income	72	99	120	124	124	171	228
Other expense	(8)	(6)	(9)	(2)	(8)	(14)	(14)

Property and Casualty Insurance operating earnings	116	181	199	194	175	297	360
Annuity operating earnings	42	67	104	100	104	109	194
Interest expense of parent holding companies	(23)	(17)	(18)	(17)	(17)	(40)	(33)
Other expense	(20)	(20)	(32)	(22)	(25)	(40)	(52)

Pretax core operating earnings	115	211	253	255	237	326	469
Income tax expense	20	40	50	50	45	60	93

Core net operating earnings	95	171	203	205	192	266	376
Non-core items, net of tax:
Realized gains (losses) on securities	161	(435)	51	(14)	45	(274)	190
Annuity non-core earnings (losses)	(47)	(30)	19	(21)	(27)	(77)	(27)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(14)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(9)	—	—	—
Neon exited lines	(32)	(7)	(58)	—	—	(39)	—
Other non-core items	—	—	(4)	—	—	—	—

Net earnings (loss)	$177	$(301)	$211	$147	$210	$(124)	$539

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Core net operating earnings	$95	$171	$203	$205	$192	$266	$376

Net earnings (loss)	$177	$(301)	$211	$147	$210	$(124)	$539

Average number of diluted shares—core	89.997	91.138	91.274	91.137	90.981	90.567	90.839
Average number of diluted shares—net	89.997	90.295	91.274	91.137	90.981	89.980	90.839
Diluted earnings per share:
Core net operating earnings per share	$1.05	$1.88	$2.22	$2.25	$2.12	$2.94	$4.14
Realized gains (losses) on securities	1.80	(4.81)	0.56	(0.15)	0.48	(3.03)	2.09
Annuity non-core earnings (losses)	(0.52)	(0.34)	0.21	(0.23)	(0.29)	(0.86)	(0.29)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.15)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.10)	—	—	—
Neon exited lines	(0.36)	(0.07)	(0.64)	—	—	(0.43)	—
Other non-core items	—	—	(0.04)	—	—	—	—

Diluted earnings (loss) per share	$1.97	$(3.34)	$2.31	$1.62	$2.31	$(1.38)	$5.94

American Financial Group, Inc. Property and Casualty Insurance—Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Property and Transportation	$33	$27	$(2)	$38	$4	$60	$43
Specialty Casualty	27	52	69	23	47	79	83
Specialty Financial	—	17	32	26	21	17	34
Other Specialty	(6)	(7)	(10)	1	(12)	(13)	(12)

Underwriting profit—Specialty	54	89	89	88	60	143	148
Other core charges, included in loss and LAE	(2)	(1)	(1)	(16)	(1)	(3)	(2)

Underwriting profit—Core	52	88	88	72	59	140	146
Special A&E charges, included in loss and LAE	—	—	—	(18)	—	—	—
Neon exited lines	(43)	(1)	(76)	—	—	(44)	—

Underwriting profit (loss)—Property and Casualty Insurance	$9	$87	$12	$54	$59	$96	$146

Included in results above:
COVID-19 related losses	$105	$10	$—	$—	$—	$115	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$—
Catastrophe loss	26	9	14	22	12	35	24

Total current accident year catastrophe losses	$26	$9	$15	$22	$12	$35	$24

Prior year loss reserve development (favorable) / adverse	$(77)	$(42)	$(45)	$(12)	$(41)	$(119)	$(86)

Combined ratio:
Property and Transportation	91.7%	92.9%	100.4%	93.5%	99.1%	92.3%	94.2%
Specialty Casualty	94.9%	90.7%	89.7%	96.5%	92.5%	92.8%	93.4%
Specialty Financial	100.4%	89.1%	79.6%	83.7%	85.6%	94.4%	88.6%
Other Specialty	114.2%	117.7%	122.5%	98.5%	135.1%	115.8%	116.7%
Combined ratio—Specialty	95.2%	92.2%	93.5%	94.0%	95.0%	93.7%	93.8%
Other core charges	0.2%	0.1%	0.1%	1.1%	0.1%	0.1%	0.1%
Neon exited lines charge	3.8%	0.5%	5.5%	0.0%	0.0%	2.2%	0.0%
Special A&E charges	0.0%	0.0%	0.0%	1.2%	0.0%	0.0%	0.0%

Combined ratio	99.2%	92.8%	99.1%	96.3%	95.1%	96.0%	93.9%

P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	94.8%	94.6%	101.4%	95.6%	97.6%	94.7%	96.5%

Loss and LAE components—property and casualty insurance
Current accident year, excluding COVID-19 related and catastrophe losses	60.7%	60.3%	66.0%	64.6%	62.7%	60.5%	62.3%
COVID-19 related losses	8.8%	0.8%	0.0%	0.0%	0.0%	4.8%	0.0%
Current accident year catastrophe losses	2.1%	0.8%	1.0%	1.6%	0.9%	1.5%	1.0%
Prior accident year loss reserve development	(6.5%)	(3.4%)	(0.4%)	(0.8%)	(3.3%)	(5.0%)	(3.6%)

Loss and LAE ratio	65.1%	58.5%	66.6%	65.4%	60.3%	61.8%	59.7%

American Financial Group, Inc. Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Gross written premiums	$1,539	$1,526	$1,749	$2,351	$1,664	$3,065	$3,199
Ceded reinsurance premiums	(416)	(361)	(436)	(733)	(400)	(777)	(788)

Net written premiums	1,123	1,165	1,313	1,618	1,264	2,288	2,411
Change in unearned premiums	—	(27)	57	(176)	(64)	(27)	(38)

Net earned premiums	1,123	1,138	1,370	1,442	1,200	2,261	2,373
Loss and LAE	703	666	865	910	722	1,369	1,413
Underwriting expense	366	383	416	444	418	749	812

Underwriting profit	$54	$89	$89	$88	$60	$143	$148

Included in results above:
COVID-19 related losses	$85	$10	$—	$—	$—	$95	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$—
Catastrophe loss	26	9	14	22	12	35	24

Total current accident year catastrophe losses	$26	$9	$15	$22	$12	$35	$24

Prior year loss reserve development (favorable) / adverse	$(85)	$(48)	$(53)	$(46)	$(42)	$(133)	$(88)

Combined ratio:
Loss and LAE ratio	62.6%	58.5%	63.2%	63.1%	60.2%	60.5%	59.6%
Underwriting expense ratio	32.6%	33.7%	30.3%	30.9%	34.8%	33.2%	34.2%

Combined ratio	95.2%	92.2%	93.5%	94.0%	95.0%	93.7%	93.8%

Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	92.9%	94.7%	96.3%	95.5%	97.5%	93.8%	96.5%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	60.3%	61.0%	66.0%	64.6%	62.7%	60.6%	62.3%
COVID-19 related losses	7.6%	0.9%	0.0%	0.0%	0.0%	4.2%	0.0%
Current accident year catastrophe losses	2.3%	0.8%	1.0%	1.6%	0.9%	1.5%	1.0%
Prior accident year loss reserve development	(7.6%)	(4.2%)	(3.8%)	(3.1%)	(3.4%)	(5.8%)	(3.7%)

Loss and LAE ratio	62.6%	58.5%	63.2%	63.1%	60.2%	60.5%	59.6%

American Financial Group, Inc. Property and Transportation—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Gross written premiums	$611	$494	$628	$1,113	$579	$1,105	$1,018
Ceded reinsurance premiums	(185)	(108)	(179)	(452)	(157)	(293)	(252)

Net written premiums	426	386	449	661	422	812	766
Change in unearned premiums	(36)	—	56	(78)	(43)	(36)	(26)

Net earned premiums	390	386	505	583	379	776	740
Loss and LAE	239	237	392	421	259	476	484
Underwriting expense	118	122	115	124	116	240	213

Underwriting profit	$33	$27	$(2)	$38	$4	$60	$43

Included in results above:
COVID-19 related losses	$3	$3	$—	$—	$—	$6	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	15	8	7	8	8	23	17

Total current accident year catastrophe losses	$15	$8	$7	$8	$8	$23	$17

Prior year loss reserve development (favorable) / adverse	$(28)	$(24)	$(18)	$(17)	$(6)	$(52)	$(32)

Combined ratio:
Loss and LAE ratio	61.3%	61.4%	77.8%	72.1%	68.4%	61.4%	65.4%
Underwriting expense ratio	30.4%	31.5%	22.6%	21.4%	30.7%	30.9%	28.8%

Combined ratio	91.7%	92.9%	100.4%	93.5%	99.1%	92.3%	94.2%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	94.3%	96.2%	102.5%	94.9%	98.7%	95.3%	96.3%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	63.9%	64.7%	79.9%	73.5%	68.0%	64.4%	67.5%
COVID-19 related losses	0.8%	0.6%	0.0%	0.0%	0.0%	0.7%	0.0%
Current accident year catastrophe losses	3.8%	2.2%	1.4%	1.4%	2.0%	3.0%	2.3%
Prior accident year loss reserve development	(7.2%)	(6.1%)	(3.5%)	(2.8%)	(1.6%)	(6.7%)	(4.4%)

Loss and LAE ratio	61.3%	61.4%	77.8%	72.1%	68.4%	61.4%	65.4%

American Financial Group, Inc. Specialty Casualty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Gross written premiums	$752	$849	$929	$1,031	$896	$1,601	$1,808
Ceded reinsurance premiums	(241)	(263)	(260)	(287)	(234)	(504)	(520)

Net written premiums	511	586	669	744	662	1,097	1,288
Change in unearned premiums	36	(30)	7	(86)	(28)	6	(25)

Net earned premiums	547	556	676	658	634	1,103	1,263
Loss and LAE	367	340	402	416	380	707	768
Underwriting expense	153	164	205	219	207	317	412

Underwriting profit	$27	$52	$69	$23	$47	$79	$83

Included in results above:
COVID-19 related losses	$52	$7	$—	$—	$—	$59	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$—
Catastrophe loss	6	—	5	10	1	6	2

Total current accident year catastrophe losses	$6	$—	$6	$10	$1	$6	$2

Prior year loss reserve development (favorable) / adverse	$(51)	$(24)	$(25)	$(19)	$(31)	$(75)	$(44)

Combined ratio:
Loss and LAE ratio	67.1%	61.1%	59.4%	63.1%	60.0%	64.1%	60.8%
Underwriting expense ratio	27.8%	29.6%	30.3%	33.4%	32.5%	28.7%	32.6%

Combined ratio	94.9%	90.7%	89.7%	96.5%	92.5%	92.8%	93.4%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	93.8%	93.6%	92.7%	97.8%	97.1%	93.7%	96.8%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	66.0%	64.0%	62.4%	64.4%	64.6%	65.0%	64.2%
COVID-19 related losses	9.5%	1.3%	0.0%	0.0%	0.0%	5.3%	0.0%
Current accident year catastrophe losses	0.9%	0.0%	0.8%	1.6%	0.1%	0.5%	0.1%
Prior accident year loss reserve development	(9.3%)	(4.2%)	(3.8%)	(2.9%)	(4.7%)	(6.7%)	(3.5%)

Loss and LAE ratio	67.1%	61.1%	59.4%	63.1%	60.0%	64.1%	60.8%

American Financial Group, Inc. Specialty Financial—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Gross written premiums	$176	$183	$192	$207	$189	$359	$373
Ceded reinsurance premiums	(37)	(34)	(36)	(40)	(40)	(71)	(79)

Net written premiums	139	149	156	167	149	288	294
Change in unearned premiums	5	7	(4)	(6)	2	12	3

Net earned premiums	144	156	152	161	151	300	297
Loss and LAE	65	59	40	47	49	124	105
Underwriting expense	79	80	80	88	81	159	158

Underwriting profit	$—	$17	$32	$26	$21	$17	$34

Included in results above:
COVID-19 related losses	$30	$—	$—	$—	$—	$30	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	5	1	2	3	3	6	5

Total current accident year catastrophe losses	$5	$1	$2	$3	$3	$6	$5

Prior year loss reserve development (favorable) / adverse	$(11)	$(2)	$(14)	$(9)	$(9)	$(13)	$(15)

Combined ratio:
Loss and LAE ratio	44.9%	38.0%	26.1%	29.7%	32.3%	41.2%	35.3%
Underwriting expense ratio	55.5%	51.1%	53.5%	54.0%	53.3%	53.2%	53.3%

Combined ratio	100.4%	89.1%	79.6%	83.7%	85.6%	94.4%	88.6%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	83.7%	89.5%	87.7%	87.2%	89.7%	86.7%	92.1%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	28.2%	38.4%	34.2%	33.2%	36.4%	33.5%	38.8%
COVID-19 related losses	21.1%	0.1%	0.0%	0.0%	0.0%	10.2%	0.0%
Current accident year catastrophe losses	3.6%	0.6%	1.1%	2.0%	1.8%	2.0%	1.6%
Prior accident year loss reserve development	(8.0%)	(1.1%)	(9.2%)	(5.5%)	(5.9%)	(4.5%)	(5.1%)

Loss and LAE ratio	44.9%	38.0%	26.1%	29.7%	32.3%	41.2%	35.3%

American Financial Group, Inc. Other Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	47	44	39	46	31	91	63

Net written premiums	47	44	39	46	31	91	63
Change in unearned premiums	(5)	(4)	(2)	(6)	5	(9)	10

Net earned premiums	42	40	37	40	36	82	73
Loss and LAE	32	30	31	26	34	62	56
Underwriting expense	16	17	16	13	14	33	29

Underwriting profit (loss)	$(6)	$(7)	$(10)	$1	$(12)	$(13)	$(12)

Included in results above:
COVID-19 related losses	$—	$—	$—	$—	$—	$—	$—
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	1	—	—	—

Total current accident year catastrophe losses	$—	$—	$—	$1	$—	$—	$—

Prior year loss reserve development (favorable) / adverse	$5	$2	$4	$(1)	$4	$7	$3

Combined ratio:
Loss and LAE ratio	76.9%	73.9%	83.5%	64.0%	96.0%	75.4%	77.6%
Underwriting expense ratio	37.3%	43.8%	39.0%	34.5%	39.1%	40.4%	39.1%

Combined ratio	114.2%	117.7%	122.5%	98.5%	135.1%	115.8%	116.7%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	100.3%	113.4%	113.4%	99.0%	123.4%	106.6%	111.9%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Net investment income	$421	$428	$435	$421	$420	$849	$826
Alternative investments marked to market through core operating earnings	(37)	(6)	23	27	31	(43)	60
Guaranteed withdrawal benefit fees	17	17	17	17	17	34	33
Policy charges and other miscellaneous income (a)	13	18	13	14	13	31	25

Total revenues	414	457	488	479	481	871	944
Annuity benefits (a)	274	287	285	280	275	561	542
Acquisition expenses	62	71	65	64	67	133	127
Other expenses	36	32	34	35	35	68	70

Total costs and expenses	372	390	384	379	377	762	739

Pretax Annuity core operating earnings	$42	$67	$104	$100	$104	$109	$205
Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings—as reported	$42	$67	$104	$100	$104	$109	$194

Components of Pretax Annuity Core Operating Earnings
Pretax annuity core operating earnings before items below	$84	$79	$84	$75	$75	$163	$150
Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax annuity core operating earnings before alternative investments marked to market	84	79	84	75	75	163	139
Alternative investments marked to market, net of DAC	(42)	(12)	20	25	29	(54)	55

Pretax Annuity core operating earnings—as reported	$42	$67	$104	$100	$104	$109	$194

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12a

American Financial Group, Inc. Annuity Earnings—Alternative View ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Net investment income (excluding alternative investments marked to market)	$421	$428	$435	$421	$420	$849	$826
Guaranteed withdrawal benefit fees	17	17	17	17	17	34	33
Policy charges and other miscellaneous income (a)	13	18	13	14	13	31	25

Total revenues	451	463	465	452	450	914	884
Annuity benefits (a)	274	287	285	280	275	561	542
Acquisition expenses (excluding alternative investments marked to market)	57	65	62	62	65	122	122
Other expenses	36	32	34	35	35	68	70

Total costs and expenses	367	384	381	377	375	751	734

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	84	79	84	75	75	163	150
Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax annuity core operating earnings before alternative marked to market investments	84	79	84	75	75	163	139
Alternative investments marked to market, net of DAC	(42)	(12)	20	25	29	(54)	55

Pretax Annuity core operating earnings—as reported	$42	$67	$104	$100	$104	$109	$194

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12b

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Detail of annuity benefits expense:
Cost of funds:
Amortization of options (a)	$148	$150	$150	$149	$146	$298	$287
Traditional fixed annuities	64	63	62	62	61	127	120
Fixed component of fixed-indexed annuities	26	25	25	24	23	51	45
Immediate annuities	6	6	6	6	6	12	12
Pension risk transfer	4	4	3	2	1	8	2
Federal Home Loan Bank	3	5	6	7	7	8	14

Total cost of funds	251	253	252	250	244	504	480
Guaranteed withdrawal benefit reserve	17	25	24	21	20	42	39
Amortization of sales inducements	2	2	3	3	4	4	8
Change in expected death and annuitization reserve and other	4	7	6	6	7	11	15

Total other annuity benefits	23	34	33	30	31	57	62

Total annuity benefits expense	$274	$287	$285	$280	$275	$561	$542

(a) Amortizaton of options, net of DAC and reserve offsets:
Amortization of options	$148	$150	$150	$149	$146	$298	$287
DAC and reserve offsets	(77)	(77)	(77)	(74)	(74)	(154)	(146)

Amortization of options, net of DAC and reserve offsets	$71	$73	$73	$75	$72	$144	$141

American Financial Group, Inc. Core Net Spread on Fixed Annuities ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Average fixed annuity investments (at amortized cost) (a)	$40,570	$40,073	$39,316	$38,650	$37,907	$40,322	$37,449
Average annuity benefits accumulated	40,601	40,139	39,615	38,946	38,202	40,370	37,640

Annuity benefits accumulated in excess of investments (a)	$(31)	$(66)	$(299)	$(296)	$(295)	$(48)	$(191)

As % of average annuity benefits accumulated (except as noted)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.13%	4.25%	4.40%	4.34%	4.40%	4.19%	4.39%
Cost of funds	(2.47%)	(2.52%)	(2.54%)	(2.57%)	(2.55%)	(2.50%)	(2.55%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.06%)	(0.14%)	(0.15%)	(0.12%)	(0.13%)	(0.10%)	(0.13%)

Core net interest spread on fixed annuities	1.60%	1.59%	1.71%	1.65%	1.72%	1.59%	1.71%
Policy charges and other miscellaneous income	0.11%	0.15%	0.11%	0.12%	0.11%	0.13%	0.10%
Acquisition expenses (excluding alternative investments marked to market)	(0.56%)	(0.61%)	(0.62%)	(0.63%)	(0.66%)	(0.58%)	(0.63%)
Other expenses	(0.35%)	(0.32%)	(0.33%)	(0.34%)	(0.37%)	(0.33%)	(0.37%)

Core net spread earned on fixed annuities (excluding alternative investments marked to market)	0.80%	0.81%	0.87%	0.80%	0.80%	0.81%	0.81%
Alternative investments marked to market, net of DAC	(0.41%)	(0.12%)	0.20%	0.26%	0.31%	(0.27%)	0.29%

Core net spread earned on fixed annuities	0.39%	0.69%	1.07%	1.06%	1.11%	0.54%	1.10%
Net spread earned on items previously reported as core operating	n/a	n/a	n/a	n/a	n/a	n/a	(0.06%)

Core net spread earned on fixed annuities—as reported	0.39%	0.69%	1.07%	1.06%	1.11%	0.54%	1.04%

Average annuity benefits accumulated	$40,601	$40,139	$39,615	$38,946	$38,202	$40,370	$37,640
Net spread earned on fixed annuities (excluding alternative investments marked to market)—core	0.80%	0.81%	0.87%	0.80%	0.80%	0.81%	0.81%

Earnings on fixed annuity benefits accumulated—core	$82	$81	$85	$78	$77	$163	$151
Annuity benefits accumulated in excess of investments	$(31)	$(66)	$(299)	$(296)	$(295)	$(48)	$(191)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.13%	4.25%	4.40%	4.34%	4.40%	4.19%	4.39%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$—	$(1)	$(3)	$(3)	$(3)	$(1)	$(4)
Variable annuity earnings	2	(1)	2	—	1	1	3

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	84	79	84	75	75	163	150
Alternative investments marked to market, net of DAC	(42)	(12)	20	25	29	(54)	55

Pretax Annuity core operating earnings	42	67	104	100	104	109	205
Other amounts previously reported as core operating, net	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings—as reported	$42	$67	$104	$100	$104	$109	$194

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Financial institutions single premium annuities—indexed	$258	$424	$359	$325	$429	$682	$853
Financial institutions single premium annuities—fixed	98	287	270	302	313	385	657
Retail single premium annuities—indexed	138	172	170	198	274	310	575
Retail single premium annuities—fixed	31	25	25	30	36	56	65
Broker dealer single premium annuities—indexed	100	138	107	134	189	238	416
Broker dealer single premium annuities—fixed	2	17	9	9	8	19	14
Pension risk transfer (PRT)	23	103	158	39	50	126	60
Education market—fixed and indexed annuities	32	39	36	35	44	71	93

Subtotal fixed annuity premiums	682	1,205	1,134	1,072	1,343	1,887	2,733
Variable annuities	5	5	5	5	6	10	11

Total gross annuity premiums	$687	$1,210	$1,139	$1,077	$1,349	$1,897	$2,744
Less: Reinsurance	(78)	—	—	—	—	(78)	—

Total net annuity premiums	$609	$1,210	$1,139	$1,077	$1,349	$1,819	$2,744

Summary by Distribution Channel:
Financial institutions	$356	$711	$629	$627	$742	$1,067	$1,510
Retail	169	197	195	228	310	366	640
Broker dealer	102	155	116	143	197	257	430
Other	60	147	199	79	100	207	164

Total gross annuity premiums	$687	$1,210	$1,139	$1,077	$1,349	$1,897	$2,744
Less: Reinsurance	(78)	—	—	—	—	(78)	—

Total net annuity premiums	$609	$1,210	$1,139	$1,077	$1,349	$1,819	$2,744

Summary by Product Type:
Total indexed	$512	$753	$655	$675	$917	$1,265	$1,897
Total fixed	170	452	479	397	426	622	836
Variable	5	5	5	5	6	10	11

Total gross annuity premiums	$687	$1,210	$1,139	$1,077	$1,349	$1,897	$2,744
Less: Reinsurance	(78)	—	—	—	—	(78)	—

Total net annuity premiums	$609	$1,210	$1,139	$1,077	$1,349	$1,819	$2,744

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Beginning fixed annuity reserves	$40,260	$40,018	$39,212	$38,680	$37,724	$40,018	$36,431
Premiums	682	1,205	1,134	1,072	1,343	1,887	2,733
Federal Home Loan Bank (“FHLB”) advances (paydowns)	(40)	200	—	—	—	160	—
Surrenders, benefits and other withdrawals	(768)	(794)	(829)	(808)	(862)	(1,562)	(1,623)
Interest and other annuity benefit expenses:
Cost of funds	251	253	252	250	244	504	480
Embedded derivative marked to market	601	(647)	276	111	251	(46)	713
Unlockings	—	—	—	(75)	—	—	—
Other	(44)	25	(27)	(18)	(20)	(19)	(54)

Ending fixed annuity reserves	$40,942	$40,260	$40,018	$39,212	$38,680	$40,942	$38,680

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$40,942	$40,260	$40,018	$39,212	$38,680	$40,942	$38,680
Impact of unrealized investment gains on reserves	285	38	225	269	192	285	192
Fixed component of variable annuities	165	165	163	170	172	165	172

Annuity benefits accumulated per balance sheet	$41,392	$40,463	$40,406	$39,651	$39,044	$41,392	$39,044

Annualized surrenders and other withdrawals as a % of beginning reserves	7.6%	7.9%	8.5%	8.4%	9.1%	7.8%	8.9%
Rider reserves included in ending fixed annuity reserves above	$680	$690	$625	$611	$491	$680	$491

Embedded Derivative liability included in ending fixed annuity reserves above	$3,675	$3,099	$3,730	$3,469	$3,541	$3,675	$3,541

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR (a)	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
1 - 1.99%	85%	84%	84%	84%	83%	82%
2 - 2.99%	3%	3%	3%	3%	4%	4%
3 - 3.99%	6%	7%	7%	7%	7%	8%
4.00% and above	6%	6%	6%	6%	6%	6%
Annuity Benefits Accumulated	$41,392	$40,463	$40,406	$39,651	$39,044	$38,006
Traditional Fixed and FIA Surrender Value (b) (c)	$31,619	$30,934	$30,921	$30,292	$29,891	$29,163
Ability to Lower Average Crediting Rates by (b) (d)	1.14%	1.18%	1.19%	1.20%	1.20%	1.20%
Pretax earnings impact of crediting guaranteed minimums (b)	$360	$365	$368	$363	$359	$350
(assumes net DAC impact over time = $0)

(a)	Excludes Federal Home Loan Bank (“FHLB”) advances, immediate reserves and certain other reserves.
(b)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(c)	FIA and VIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(d)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Three Months Ended						Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19		6/30/19	6/30/20	6/30/19
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$22	$(33)	$12		$2	$6	$(11)	$20
DAC and sales inducements (b)	7	(10)	4		1	1	(3)	6
Fair Value (FV) accounting	9	(21)	8		1	—	(12)	14

Subtotal impact of changes in stock market	38	(64)	24		4	7	(26)	40
Impact of changes in interest rates on FV accounting	(100)	29	(4)		(30)	(38)	(71)	(83)
Other FIA items	3	(3)	4		—	(2)	—	(1)
Unlockings	—	—	—		(1)	—	—	—

Annuity Non-Core Earnings (Losses)	$(59)	$(38)	$24		$(27)	$(33)	$(97)	$(44)

Reported as	Non-core	Non-core	Non-core		Non-core	Non-core	Q1 Core = ($11) Non-core Q2 Non-core = ($33)
Annuity Non-Core Earnings (Losses), net of taxes	$(47)	$(30)	$19		$(21)	$(27)	$(77)	$(27)

Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.22%	(0.33%)	0.12%		0.02%	0.06%	(0.06%)	0.11%
DAC and sales inducements (b)	0.07%	(0.10%)	0.04%		0.01%	0.01%	(0.01%)	0.03%
Fair Value (FV) accounting	0.09%	(0.21%)	0.08%		0.01%	0.00%	(0.06%)	0.07%

Subtotal impact of changes in stock market	0.38%	(0.64%)	0.24%		0.04%	0.07%	(0.13%)	0.21%
Impact of changes in interest rates on FV accounting	(0.99%)	0.29%	(0.04%)		(0.31%)	(0.40%)	(0.35%)	(0.44%)
Other FIA items	0.03%	(0.03%)	0.04%		0.00%	(0.02%)	0.00%	(0.01%)
Unlockings	0.00%	0.00%	0.00%		(0.01%)	0.00%	0.00%	0.00%

Non-core net spread earned on fixed annuities	(0.58%)	(0.38%)	0.24%		(0.28%)	(0.35%)	(0.48%)	(0.24%)

Reported as	Non-core	Non-core	Non-core		Non-core	Non-core	Q1 Core = (.06%) Non-core Q2 Non-core = (.18%)

(a)   Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)   Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	3,100	2,585	3,231		2,977	2,942	3,100	2,942
Average 5 and 15 year Corp A2 rates	1.95%	3.01%	2.74%		2.71%	2.97%	1.95%	2.97%
Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500				~+/-$	2mm to $3mm
Incremental +/- 10bps change in interest rates				~+/-$	6mm to $8mm
(Assumes parallel shift in rates (primarily Corporate A2 rates))

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Annuity Earnings
Core annuity operating earnings—as reported (see page 12a)	$42	$67	$104	$100	$104	$109	$194
Annuity non-core earnings (losses)	(59)	(38)	24	(27)	(33)	(97)	(33)

Earnings before income taxes—GAAP	$(17)	$29	$128	$73	$71	$12	$161

Policy Charges and Other Miscellaneous Income
Policy charges and other miscellaneous income (see page 12a)	$13	$18	$13	$14	$13	$31	$25
Annuity non-core policy charges and other miscellaneous income	—	—	—	1	—	—	—

Policy Charges and Other Miscellaneous Income—GAAP	$13	$18	$13	$15	$13	$31	$25

Annuity Benefit Expense
Annuity benefits expense (see page 13)	$274	$287	$285	$280	$275	$561	$542
Annuity non-core annuity benefits	157	(3)	(30)	(26)	67	154	112

Annuity Benefit Expense—GAAP	$431	$284	$255	$254	$342	$715	$654

Acquisition Expenses
Acquisition expenses (see page 12a)	$62	$71	$65	$64	$67	$133	$127
Annuity non-core acquisition expenses	(98)	41	6	54	(34)	(57)	(68)

Acquisition Expenses—GAAP	$(36)	$112	$71	$118	$33	$76	$59

Net Spread on Fixed Annuities
Core net spread earned on fixed annuities - as reported (see page 14)	0.39%	0.69%	1.07%	1.06%	1.11%	0.54%	1.04%
Non-core net spread earned on fixed annuities	(0.58%)	(0.38%)	0.24%	(0.28%)	(0.35%)	(0.48%)	(0.18%)

Net Spread on Fixed Annuities	(0.19%)	0.31%	1.31%	0.78%	0.76%	0.06%	0.86%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
Assets:
Total cash and investments	$56,741	$53,221	$55,252	$54,207	$52,907	$51,040
Recoverables from reinsurers	3,476	3,387	3,415	3,261	3,150	3,258
Prepaid reinsurance premiums	733	708	678	781	651	636
Agents’ balances and premiums receivable	1,366	1,302	1,335	1,403	1,398	1,283
Deferred policy acquisition costs	818	1,573	1,037	964	1,203	1,447
Assets of managed investment entities	4,393	4,026	4,736	4,702	4,781	4,786
Other receivables	880	981	975	1,187	999	1,011
Variable annuity assets (separate accounts)	577	497	628	601	616	610
Other assets	1,676	1,741	1,867	1,754	1,785	1,854
Goodwill	207	207	207	207	207	207

Total assets	$70,867	$67,643	$70,130	$69,067	$67,697	$66,132

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,321	$10,106	$10,232	$9,847	$9,577	$9,623
Unearned premiums	2,778	2,808	2,830	2,986	2,683	2,605
Annuity benefits accumulated	41,392	40,463	40,406	39,651	39,044	38,006
Life, accident and health reserves	606	607	612	613	619	632
Payable to reinsurers	746	779	814	867	755	730
Liabilities of managed investment entities	4,236	3,865	4,571	4,523	4,590	4,593
Long-term debt	1,912	1,473	1,473	1,423	1,423	1,423
Variable annuity liabilities (separate accounts)	577	497	628	601	616	610
Other liabilities	2,173	1,998	2,295	2,235	2,300	2,245

Total liabilities	$64,741	$62,596	$63,861	$62,746	$61,607	$60,467
Shareholders’ equity:
Common stock	$89	$90	$90	$90	$90	$90
Capital surplus	1,299	1,309	1,307	1,292	1,277	1,256
Retained earnings	3,685	3,616	4,009	4,022	3,914	3,875
Unrealized gains—fixed maturities	1,030	16	862	920	812	464
Unrealized gains (losses)—fixed maturity-related cash flow hedges	47	44	17	25	18	—
Other comprehensive income, net of tax	(24)	(28)	(16)	(28)	(21)	(20)

Total shareholders’ equity	6,126	5,047	6,269	6,321	6,090	5,665
Noncontrolling interests	—	—	—	—	—	—

Total liabilities and equity	$70,867	$67,643	$70,130	$69,067	$67,697	$66,132

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
Shareholders’ equity	$6,126	$5,047	$6,269	$6,321	$6,090	$5,665
Unrealized (gains) related to fixed maturities	(1,077)	(60)	(879)	(945)	(830)	(464)

Adjusted shareholders’ equity	5,049	4,987	5,390	5,376	5,260	5,201
Goodwill	(207)	(207)	(207)	(207)	(207)	(207)
Intangibles	(37)	(40)	(43)	(45)	(48)	(51)

Tangible adjusted shareholders’ equity	$4,805	$4,740	$5,140	$5,124	$5,005	$4,943

Common shares outstanding	88.659	89.827	90.304	90.127	89.918	89.638
Book value per share:
Book value per share	$69.10	$56.18	$69.43	$70.14	$67.72	$63.20
Adjusted (a)	56.95	55.52	59.70	59.65	58.49	58.02
Tangible, adjusted (b)	54.20	52.77	56.93	56.84	55.65	55.14
Market capitalization
AFG’s closing common share price	$63.46	$70.08	$109.65	$107.85	$102.47	$96.21
Market capitalization	$5,626	$6,295	$9,902	$9,720	$9,214	$8,624
Price / Adjusted book value ratio	1.11	1.26	1.84	1.81	1.75	1.66

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
AFG senior obligations	$1,318	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,318	$1,018	$1,018	$1,018	$1,018	$1,018
AFG subordinated debentures	625	475	475	425	425	425

Total principal amount of long-term debt	$1,943	$1,493	$1,493	$1,443	$1,443	$1,443
Shareholders’ equity	6,126	5,047	6,269	6,321	6,090	5,665
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(1,077)	(60)	(879)	(945)	(830)	(464)

Total adjusted capital	$6,992	$6,480	$6,883	$6,819	$6,703	$6,644

Ratio of debt to total adjusted capital:
Including subordinated debt	27.8%	23.0%	21.7%	21.2%	21.5%	21.7%
Excluding subordinated debt	18.9%	15.7%	14.8%	14.9%	15.2%	15.3%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Property and Casualty Insurance
Paid Losses (GAAP)	$601	$751	$727	$769	$666	$1,352	$1,370

	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$3,945	$3,800	$4,043	$4,094	$3,959	$3,868
Annuity	2,579	2,512	2,715	2,613	2,612	2,553
Parent and other subsidiaries	(1,451)	(1,297)	(1,352)	(1,303)	(1,290)	(1,200)

AFG GAAP Equity (excluding AOCI)	$5,073	$5,015	$5,406	$5,404	$5,281	$5,221

Allowable dividends without regulatory approval
Property and Casualty Insurance	$565	$565	$565	$529	$529	$529
Annuity and Run-off	287	287	287	768	768	768

Total	$852	$852	$852	$1,297	$1,297	$1,297

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value—June 30, 2020
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,445	$743	$510	$—	$2,698	5%
Fixed maturities—Available for sale	8,631	39,406	9	—	48,046	85%
Fixed maturities—Trading	50	47	—	—	97	0%
Equity securities—common stocks	424	400	61	—	885	2%
Equity securities—perpetual preferred	379	338	—	—	717	1%
Investments accounted for using the equity method	755	1,026	—	—	1,781	3%
Mortgage loans	328	1,147	—	—	1,475	3%
Policy loans	—	158	—	—	158	0%
Equity index call options	—	605	—	—	605	1%
Real estate and other investments	113	271	52	(157)	279	0%

Total cash and investments	$12,125	$44,141	$632	$(157)	$56,741	100%

	Carrying Value—December 31, 2019
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,387	$746	$181	$—	$2,314	4%
Fixed maturities—Available for sale	8,596	37,899	10	—	46,505	84%
Fixed maturities—Trading	59	54	—	—	113	0%
Equity securities—common stocks	664	553	66	—	1,283	3%
Equity securities—perpetual preferred	397	257	—	—	654	1%
Investments accounted for using the equity method	703	985	—	—	1,688	3%
Mortgage loans	262	1,067	—	—	1,329	2%
Policy loans	—	164	—	—	164	0%
Equity index call options	—	924	—	—	924	2%
Real estate and other investments	122	265	55	(164)	278	1%

Total cash and investments	$12,190	$42,914	$312	$(164)	$55,252	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities—Available for sale	$75	$81	$79	$75	$79	$156	$156
Fixed maturities—Trading	—	1	—	1	1	1	2
Equity securities—dividends	8	10	11	12	13	18	26
Equity securities—MTM	2	3	(1)	7	1	5	3
Equity in investees	(15)	11	21	20	20	(4)	23
AFG managed CLOs	—	(11)	(2)	(2)	2	(11)	5
Other investments (a)	3	6	13	12	10	9	17

Gross investment income	73	101	121	125	126	174	232
Investment expenses	(1)	(2)	(1)	(1)	(2)	(3)	(4)

Total net investment income	$72	$99	$120	$124	$124	$171	$228

Average cash and investments (b)	$11,454	$11,457	$11,744	$11,387	$11,193	$11,509	$11,084

Average yield (c)	2.51%	3.46%	4.09%	4.36%	4.43%	2.97%	4.11%

Fixed Annuity
Gross Investment Income
Fixed maturities—Available for sale	$402	$403	$406	$393	$391	$805	$775
Equity securities—dividends	8	7	8	9	8	15	17
Equity securities—MTM	—	5	4	7	3	5	6
Equity in investees	(39)	14	24	23	25	(25)	43
AFG managed CLOs	2	(25)	(5)	(3)	3	(23)	11
Other investments (a)	14	19	23	21	22	33	37

Gross investment income	387	423	460	450	452	810	889
Investment expenses	(5)	(3)	(4)	(4)	(4)	(8)	(8)

Total net investment income	$382	$420	$456	$446	$448	$802	$881

Average cash and investments (b)	$40,570	$40,073	$39,316	$38,650	$37,907	$40,322	$37,449

Average yield (c)	3.77%	4.19%	4.63%	4.62%	4.73%	3.98%	4.71%

AFG consolidated net investment income:
Property & Casualty core	$72	$99	$120	$124	$124	$171	$228
Neon exited lines non-core	—	(6)	—	—	—	(6)	—
Annuity:
Fixed Annuity	382	420	456	446	448	802	881
Variable Annuity	2	2	2	2	3	4	5
Parent & other	14	(7)	8	11	10	7	24
Consolidate CLOs	(2)	36	7	5	(5)	34	(16)

Total net investment income	$468	$544	$593	$588	$580	$1,012	$1,122

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Insurance Companies’ Alternative Investments ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$2	$3	$(1)	$7	$1	$5	$3
Investments accounted for using the equity method (b)	(15)	11	21	20	20	(4)	23
AFG managed CLOs (eliminated in consolidation)	—	(11)	(2)	(2)	2	(11)	5

Total Property & Casualty	$(13)	$3	$18	$25	$23	$(10)	$31

Investments
Equity securities MTM through investment income (a)	$95	$86	$71	$63	$44	$95	$44
Investments accounted for using the equity method (b)	755	736	703	625	614	755	614
AFG managed CLOs (eliminated in consolidation)	39	40	48	53	56	39	56

Total Property & Casualty	$889	$862	$822	$741	$714	$889	$714

Annualized Yield—Property & Casualty	(5.9%)	1.4%	9.2%	13.7%	13.3%	(2.3%)	9.1%
Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$—	$5	$4	$7	$3	$5	$6
Investments accounted for using the equity method (b)	(39)	14	24	23	25	(25)	43
AFG managed CLOs (eliminated in consolidation)	2	(25)	(5)	(3)	3	(23)	11

Total Fixed Annuity	$(37)	$(6)	$23	$27	$31	$(43)	$60

Investments
Equity securities MTM through investment income (a)	$168	$160	$142	$120	$101	$168	$101
Investments accounted for using the equity method (b)	1,026	1,027	985	910	892	1,026	892
AFG managed CLOs (eliminated in consolidation)	118	120	116	125	135	118	135

Total Fixed Annuity	$1,312	$1,307	$1,243	$1,155	$1,128	$1,312	$1,128

Annualized Yield—Fixed Annuity	(11.3%)	(1.9%)	7.7%	9.5%	11.2%	(6.7%)	11.1%
Combined:
Net Investment Income
Equity securities MTM through investment income (a)	$2	$8	$3	$14	$4	$10	$9
Investments accounted for using the equity method (b)	(54)	25	45	43	45	(29)	66
AFG managed CLOs (eliminated in consolidation)	2	(36)	(7)	(5)	5	(34)	16

Total Combined (including Parent)	$(50)	$(3)	$41	$52	$54	$(53)	$91

Investments
Equity securities MTM through investment income (a)	$263	$246	$213	$183	$145	$263	$145
Investments accounted for using the equity method (b)	1,781	1,763	1,688	1,535	1,506	1,781	1,506
AFG managed CLOs (eliminated in consolidation)	157	160	164	178	191	157	191

Total Combined (including Parent)	$2,201	$2,169	$2,065	$1,896	$1,842	$2,201	$1,842

Annualized Yield—Combined	(9.2%)	(0.6%)	8.3%	11.1%	12.0%	(4.9%)	10.3%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities—By Security Type—AFG Consolidated ($ in millions )

June 30, 2020	Book Value (b)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$199	$213	$14	0%	0%
States, municipalities and political subdivisions	6,391	6,969	578	14%	12%
Foreign government	210	218	8	1%	0%
Residential mortgage-backed securities	2,996	3,223	227	7%	6%
Commercial mortgage-backed securities	852	889	37	2%	2%
Collateralized loan obligations	4,605	4,507	(98)	9%	8%
Other asset-backed securities	7,386	7,315	(71)	15%	13%
Corporate and other bonds	23,067	24,809	1,742	52%	44%

Total AFG consolidated	$45,706	$48,143	$2,437	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.21%
Net of investment expense (a)	4.16%
Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$203	$213	$10	1%	0%
States, municipalities and political subdivisions	6,628	6,987	359	15%	12%
Foreign government	209	211	2	0%	0%
Residential mortgage-backed securities	2,901	3,161	260	7%	6%
Commercial mortgage-backed securities	896	927	31	2%	2%
Collateralized loan obligations	4,307	4,280	(27)	9%	8%
Other asset-backed securities	6,992	7,128	136	15%	13%
Corporate and other bonds	22,501	23,711	1,210	51%	43%

Total AFG consolidated	$44,637	$46,618	$1,981	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.48%
Net of investment expense (a)	4.44%
Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Book Value is amortized cost, net of allowance for expected credit losses.

American Financial Group, Inc. Fixed Maturities—By Security Type Portfolio ($ in millions )

	June 30, 2020				December 31, 2019
Property and Casualty Insurance:	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$161	$168	$7	2%	$165	$167	$2	2%
States, municipalities and political subdivisions	2,418	2,536	118	29%	2,524	2,614	90	30%
Foreign government	179	183	4	2%	178	177	(1)	2%
Residential mortgage-backed securities	936	984	48	11%	990	1,051	61	12%
Commercial mortgage-backed securities	86	88	2	1%	89	92	3	1%
Collateralized loan obligations	935	913	(22)	11%	906	901	(5)	11%
Other asset-backed securities	1,828	1,810	(18)	21%	1,727	1,741	14	20%
Corporate and other bonds	1,943	1,999	56	23%	1,861	1,912	51	22%

Property and Casualty Insurance	$8,486	$8,681	$195	100%	$8,440	$8,655	$215	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.53%				3.94%
Net of investment expense (a)	3.46%				3.90%
Tax equivalent, net of investment expense (b)	3.61%				4.05%
Approximate average life and duration:
Approximate average life	4 years				4.5 years
Approximate duration	3 years				3 years

	June 30, 2020				December 31, 2019
Annuity and Run-off:	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$38	$45	$7	0%	$38	$46	$8	0%
States, municipalities and political subdivisions	3,973	4,433	460	11%	4,104	4,373	269	12%
Foreign government	31	35	4	0%	31	34	3	0%
Residential mortgage-backed securities	2,058	2,230	172	6%	1,909	2,100	191	6%
Commercial mortgage-backed securities	766	801	35	2%	807	835	28	2%
Collateralized loan obligations	3,670	3,594	(76)	9%	3,401	3,379	(22)	9%
Other asset-backed securities	5,558	5,505	(53)	14%	5,265	5,387	122	14%
Corporate and other bonds	21,124	22,810	1,686	58%	20,640	21,799	1,159	57%

Total Annuity and Run-off	$37,218	$39,453	$2,235	100%	$36,195	$37,953	$1,758	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.37%				4.59%
Net of investment expense (a)	4.32%				4.55%
Approximate average life and duration:
Approximate average life	5.5 years				6 years
Approximate duration	4 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	June 30, 2020
By Credit Rating (a)	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$9,757	$9,959	$202	21%
AA	7,938	8,352	414	17%
A	9,836	10,533	697	22%
BBB	13,907	14,883	976	31%

Subtotal - Investment grade	41,438	43,727	2,289	91%
BB	909	875	(34)	2%
B	258	257	(1)	1%
Other (b)	3,101	3,284	183	6%

Subtotal - Non-Investment grade	4,268	4,416	148	9%

Total	$45,706	$48,143	$2,437	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2019
By Credit Rating (a)	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$8,854	$9,010	$156	19%
AA	8,615	8,957	342	19%
A	10,456	10,983	527	24%
BBB	12,759	13,465	706	29%

Subtotal - Investment grade	40,684	42,415	1,731	91%
BB	714	724	10	2%
B	186	183	(3)	0%
Other (b)	3,053	3,296	243	7%

Subtotal - Non-Investment grade	3,953	4,203	250	9%

Total	$44,637	$46,618	$1,981	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See pages 33 and 34 for more information.

American Financial Group, Inc. Mortgage-Backed Securities—AFG Consolidated ($ in millions)

June 30, 2020	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$437	$445	$8	11%	1%
Prime (Non-Agency)	1,330	1,435	105	35%	2%
Alt-A	843	929	86	22%	2%
Subprime	386	414	28	10%	1%
Commercial	852	889	37	22%	2%

Total AFG consolidated	$3,848	$4,112	$264	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 88%; Alt-A 80%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is—Prime 747; Alt-A 693; Subprime 631.

•	94% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 36%.

•	The approximate average life by collateral type is—Residential 4 years; Commercial 3 years.

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$549	$552	$3	13%	1%
Prime (Non-Agency)	1,157	1,264	107	31%	2%
Alt-A	897	1,015	118	25%	2%
Subprime	298	330	32	8%	1%
Commercial	896	927	31	23%	2%

Total AFG consolidated	$3,797	$4,088	$291	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	June 30, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$227	$232	$5	22%	2%
Prime (Non-Agency)	311	325	14	30%	3%
Alt-A	234	255	21	24%	2%
Subprime	164	172	8	16%	1%
Commercial	86	88	2	8%	1%

Total	$1,022	$1,072	$50	100%	9%

	December 31, 2019
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$315	$317	$2	28%	3%
Prime (Non-Agency)	279	292	13	26%	2%
Alt-A	265	299	34	26%	2%
Subprime	131	143	12	12%	1%
Commercial	89	92	3	8%	1%

Total	$1,079	$1,143	$64	100%	9%

Annuity and Run-off:	June 30, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$210	$213	$3	7%	0%
Prime (Non-Agency)	1,017	1,101	84	37%	2%
Alt-A	609	674	65	22%	2%
Subprime	222	242	20	8%	1%
Commercial	766	801	35	26%	2%

Total	$2,824	$3,031	$207	100%	7%

	December 31, 2019
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$234	$235	$1	8%	1%
Prime (Non-Agency)	876	962	86	33%	2%
Alt-A	632	716	84	25%	2%
Subprime	167	187	20	6%	0%
Commercial	807	835	28	28%	2%

Total	$2,716	$2,935	$219	100%	7%

Appendix A

American Financial Group, Inc.

Components of Core Operating Earnings As Reported

($ in millions)

	Three Months Ended					Six Months Ended
	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	6/30/20	6/30/19
Core operating earnings before alternative investments marked to market
Property and Casualty Insurance core operating earnings before alternative investments marked to market	$129	$178	$181	$169	$152	$307	$329
Annuity Pretax core operating earnings before alternative investments marked to market	84	79	84	75	75	163	139
Interest expense of parent holding companies	(23)	(17)	(18)	(17)	(17)	(40)	(33)
Other expense	(20)	(20)	(32)	(22)	(25)	(40)	(51)

Pre-tax core operating earnings before alternative investments marked to market	170	220	215	205	185	390	384
Income tax expense	31	42	42	39	34	73	76

Core net operating earnings before alternative investments marked to market	$139	$178	$173	$166	$151	$317	$308

Alternative investments marked to market through core operating earnings, net of DAC
Property and Casualty Insurance alternative investments marked to market	$(13)	$3	$18	$25	$23	$(10)	$31
Annuity alternative investments marked to market, net of DAC	(42)	(12)	20	25	29	(54)	55

Core pre-tax alternative investments marked to market, net of DAC	(55)	(9)	38	50	52	(64)	86
Income tax expense	(11)	(2)	8	11	11	(13)	18

Alternative investments marked to market through core operating earnings, net of DAC	$(44)	$(7)	$30	$39	$41	$(51)	$68

Core operating earnings as reported
Property and Casualty Insurance operating earnings	$116	$181	$199	$194	$175	$297	$360
Annuity operating earnings	42	67	104	100	104	109	194
Interest expense of parent holding companies	(23)	(17)	(18)	(17)	(17)	(40)	(33)
Other expense	(20)	(20)	(32)	(22)	(25)	(40)	(51)

Pre-tax core operating earnings as reported	115	211	253	255	237	326	470
Income tax expense	20	40	50	50	45	60	94

Core net operating earnings as reported	$95	$171	$203	$205	$192	$266	$376

Average number of diluted shares	89.997	91.138	91.274	91.137	90.981	90.567	90.839
Diluted core net operating earnings per share:
Core net operating earnings before alternative investments marked to market per share	$1.53	$1.96	$1.90	$1.82	$1.66	$3.50	$3.39
Core alternative investments marked to market through core operating earnings, net of DAC per share	(0.48)	(0.08)	0.32	0.43	0.46	(0.56)	0.75

Core net operating earnings as reported per share	$1.05	$1.88	$2.22	$2.25	$2.12	$2.94	$4.14

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 6/30/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$203	$2,061	$157	$1,348	$738	$3,261	$2,031	$160	$9,959	21%
AA	10	4,360	44	135	10	981	1,721	1,091	8,352	17%
A	—	393	1	249	14	228	1,766	7,882	10,533	22%
BBB	—	94	3	62	73	25	800	13,826	14,883	31%

Subtotal—Investment grade	213	6,908	205	1,794	835	4,495	6,318	22,959	43,727	91%
BB	—	9	—	73	32	—	8	753	875	2%
B	—	—	—	103	—	—	4	150	257	1%
CCC, CC, C	—	—	—	512	5	—	3	42	562	1%
D	—	—	—	179	—	—	—	1	180	0%

Subtotal—Non-Investment grade	—	9	—	867	37	—	15	946	1,874	4%
Not Rated (b)	—	52	13	562	17	12	982	904	2,542	5%

Total	$213	$6,969	$218	$3,223	$889	$4,507	$7,315	$24,809	$48,143	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$196	$6,865	$184	$3,115	$840	$4,468	$6,481	$9,760	$31,909	68%
2	—	94	—	22	14	25	807	13,948	14,910	29%

Subtotal	196	6,959	184	3,137	854	4,493	7,288	23,708	46,819	97%
3	—	9	—	21	32	—	8	770	840	2%
4	—	—	—	28	—	—	3	226	257	1%
5	—	—	—	21	3	13	4	86	127	0%
6	15	—	—	6	—	—	5	5	31	0%

Subtotal	15	9	—	76	35	13	20	1,087	1,255	3%
No designation (c)	2	1	34	10	—	1	7	14	69	0%

Total	$213	$6,969	$218	$3,223	$889	$4,507	$7,315	$24,809	$48,143	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 99% are NAIC 1.

For Corp/Oth, 78% are NAIC 1, 6% NAIC 2, 4% NAIC 3, 8% NAIC 4, 4% NAIC 5.

For Total, 90% are NAIC 1, 2% NAIC 2, 2% NAIC 3, 3% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix C American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$204	$2,086	$134	$1,184	$773	$2,921	$1,529	$179	$9,010	19%
AA	9	4,325	52	131	20	1,074	1,779	1,567	8,957	19%
A	—	418	8	250	16	241	1,983	8,067	10,983	24%
BBB	—	95	3	115	78	27	742	12,405	13,465	29%

Subtotal—Investment grade	213	6,924	197	1,680	887	4,263	6,033	22,218	42,415	91%
BB	—	9	—	74	32	—	13	596	724	2%
B	—	—	1	97	5	—	4	76	183	0%
CCC, CC, C	—	—	—	544	3	—	4	42	593	1%
D	—	—	—	185	—	—	—	1	186	0%

Subtotal—Non-Investment grade	—	9	1	900	40	—	21	715	1,686	3%
Not Rated (b)	—	54	13	581	—	17	1,074	778	2,517	6%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$191	$6,875	$172	$3,030	$883	$4,232	$6,308	$10,310	$32,001	69%
2	—	95	—	29	9	26	770	12,518	13,447	29%

Subtotal	191	6,970	172	3,059	892	4,258	7,078	22,828	45,448	98%
3	—	9	—	29	32	—	13	601	684	2%
4	—	—	—	16	—	—	4	146	166	0%
5	—	—	—	21	3	18	4	92	138	0%
6	15	—	—	5	—	—	15	5	40	0%

Subtotal	15	9	—	71	35	18	36	844	1,028	2%
No designation (c)	7	8	39	31	—	4	14	39	142	0%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 3% NAIC 4, 3% NAIC 5 and 1% NAIC 6.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 6/30/2020 ($ in millions)

	Fair Value By Industry
																	Restaurants,
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communicat ions	Retailers	Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$26	$—	$—	$21	$32	$—	$—	$—	$—	$—	$—	$79	$—	$—	$—	$2	$160	1%
AA	86	129	97	112	184	179	90	110	—	—	1	—	—	—	—	23	18	—	62	1,091	4%
A	2,122	1,079	364	549	710	208	353	261	315	549	377	75	228	148	171	83	19	96	175	7,882	32%
BBB	3,228	1,135	756	1,047	734	1,026	895	594	654	383	449	631	442	487	335	294	234	164	338	13,826	56%

Subtotal	5,436	2,343	1,217	1,734	1,628	1,413	1,359	997	969	932	827	706	670	635	585	400	271	260	577	22,959	93%
BB	42	22	30	67	10	145	55	84	77	10	18	24	3	66	3	40	40	16	1	753	3%
B	—	1	—	5	—	14	21	22	66	—	—	10	—	—	—	1	5	5	—	150	1%
CCC, CC, C	—	—	1	8	—	4	1	12	—	—	—	3	—	—	—	5	8	—	—	42	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—	1	0%

Subtotal	42	23	31	80	10	163	77	118	143	10	18	37	3	66	3	46	54	21	1	946	4%
Not Rated (b)	23	13	570	24	5	2	29	100	27	—	4	11	52	—	—	21	10	—	13	904	3%

Total	$5,501	$2,379	$1,818	$1,838	$1,643	$1,578	$1,465	$1,215	$1,139	$942	$849	$754	$725	$701	$588	$467	$335	$281	$591	$24,809	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communicat ions	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,201	$1,214	$989	$704	$899	$387	$483	$456	$333	$549	$378	$75	$228	$148	$250	$127	$18	$96	$225	$9,760	40%
2	3,250	1,133	775	1,051	734	1,026	910	611	654	383	453	641	442	487	335	294	254	164	351	13,948	56%

Subtotal	5,451	2,347	1,764	1,755	1,633	1,413	1,393	1,067	987	932	831	716	670	635	585	421	272	260	576	23,708	96%
3	50	22	29	58	10	145	50	91	86	10	17	24	3	66	3	40	49	16	1	770	3%
4	—	10	14	6	—	14	21	30	66	—	—	10	44	—	—	1	5	5	—	226	1%
5	—	—	11	18	—	3	1	27	—	—	1	4	8	—	—	5	8	—	—	86	0%
6	—	—	—	1	—	3	—	—	—	—	—	—	—	—	—	—	1	—	—	5	0%

Subtotal	50	32	54	83	10	165	72	148	152	10	18	38	55	66	3	46	63	21	1	1,087	4%
No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14	14	0%

Total	$5,501	$2,379	$1,818	$1,838	$1,643	$1,578	$1,465	$1,215	$1,139	$942	$849	$754	$725	$701	$588	$467	$335	$281	$591	$24,809	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 94% are NAIC 1 and 96% are NAIC 1 or 2. For the Total, 78% are NAIC 1, 6% NAIC 2, 4% NAIC 3, 8% NAIC 4, 4% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communicat ions	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$48	$—	$—	$20	$29	$—	$—	$—	$—	$—	$—	$78	$—	$—	$—	$4	$179	1%
AA	219	308	72	146	205	204	98	114	—	—	1	—	—	35	—	22	20	46	77	1,567	7%
A	2,482	921	326	471	775	260	425	258	352	450	333	44	112	278	176	89	18	166	131	8,067	34%
BBB	2,691	1,034	656	862	576	1,199	753	673	845	291	424	556	454	334	264	209	206	133	245	12,405	52%

Subtotal	5,392	2,263	1,054	1,527	1,556	1,663	1,296	1,074	1,197	741	758	600	566	647	518	320	244	345	457	22,218	94%
BB	3	15	29	75	17	102	50	89	75	19	11	46	3	4	4	—	44	10	—	596	3%
B	—	1	—	4	—	—	18	22	—	—	—	16	5	—	—	—	10	—	—	76	0%
CCC, CC, C	—	—	1	9	—	1	—	2	—	—	—	—	—	—	—	12	17	—	—	42	0%
D	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	3	16	30	88	17	104	68	113	75	19	11	62	8	4	4	12	71	10	—	715	3%
Not Rated (b)	33	14	486	1	7	2	34	97	20	—	5	8	50	—	2	13	4	—	2	778	3%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communicat ions	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,712	$1,235	$842	$663	$950	$440	$562	$448	$349	$449	$330	$64	$112	$348	$253	$124	$22	$213	$194	$10,310	43%
2	2,712	1,031	675	862	606	1,222	767	688	859	291	428	552	454	298	263	209	224	129	248	12,518	53%

Subtotal	5,424	2,266	1,517	1,525	1,556	1,662	1,329	1,136	1,208	740	758	616	566	646	516	333	246	342	442	22,828	96%
3	3	15	28	66	17	103	50	98	84	19	10	38	3	4	4	—	46	13	—	601	3%
4	—	11	13	6	—	—	16	27	—	—	—	16	47	—	—	—	10	—	—	146	1%
5	—	—	11	16	7	1	2	17	—	—	1	—	7	—	2	11	17	—	—	92	0%
6	—	—	—	1	—	3	—	—	—	—	—	—	—	—	—	1	—	—	—	5	0%

Subtotal	3	26	52	89	24	107	68	142	84	19	11	54	57	4	6	12	73	13	—	844	4%
No designation (c)	1	1	1	2	—	—	1	6	—	1	5	—	1	1	2	—	—	—	17	39	0%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	74% are NAIC 1, 9% NAIC 2, 3% NAIC 3, 8% NAIC 4, 6% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 6/30/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$913	$472	$—	$159	$48	$157	$282	$2,031	28%
AA	308	917	145	—	37	127	—	29	99	—	59	1,721	24%
A	78	341	22	599	—	11	297	—	11	3	404	1,766	24%
BBB	10	41	587	12	—	—	44	37	—	2	67	800	11%

Subtotal	396	1,299	754	611	950	610	341	225	158	162	812	6,318	87%
BB	—	1	—	—	—	—	2	—	—	5	—	8	0%
B	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	2	1	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	2	—	—	7	5	15	0%
Not Rated (b)	970	—	—	—	—	—	12	—	—	—	—	982	13%

Total	$1,366	$1,300	$754	$611	$950	$610	$355	$225	$158	$169	$817	$7,315	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,356	$1,258	$167	$599	$950	$610	$290	$188	$158	$159	$746	$6,481	89%
2	10	41	587	12	—	—	51	37	—	2	67	807	11%

Subtotal	1,366	1,299	754	611	950	610	341	225	158	161	813	7,288	100%
3	—	1	—	—	—	—	2	—	—	5	—	8	0%
4	—	—	—	—	—	—	—	—	—	—	3	3	0%
5	—	—	—	—	—	—	—	—	—	3	1	4	0%
6	—	—	—	—	—	—	5	—	—	—	—	5	0%

Subtotal	—	1	—	—	—	—	7	—	—	8	4	20	0%
No designation (d)	—	—	—	—	—	—	7	—	—	—	—	7	0%

Total	$1,366	$1,300	$754	$611	$950	$610	$355	$225	$158	$169	$817	$7,315	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$460	$367	$—	$167	$64	$157	$314	$1,529	22%
AA	311	990	92	—	52	106	—	34	110	—	84	1,779	25%
A	78	326	22	602	—	11	442	—	17	3	482	1,983	28%
BBB	10	53	599	—	—	—	—	38	—	1	41	742	10%

Subtotal	399	1,369	713	602	512	484	442	239	191	161	921	6,033	85%
BB	—	1	—	—	—	—	7	—	—	5	—	13	0%
B	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	1	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	7	—	—	8	5	21	0%
Not Rated (b)	1,060	—	—	—	—	—	14	—	—	—	—	1,074	15%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,421	$1,314	$114	$601	$511	$482	$442	$201	$189	$159	$874	$6,308	89%
2	38	53	599	—	—	—	—	38	—	2	40	770	11%

Subtotal	1,459	1,367	713	601	511	482	442	239	189	161	914	7,078	100%
3	—	1	—	—	—	—	7	—	—	5	—	13	0%
4	—	—	—	—	—	—	—	—	—	—	4	4	0%
5	—	—	—	—	—	—	—	—	—	3	1	4	0%
6	—	—	—	—	—	—	14	—	—	—	1	15	0%

Subtotal	—	1	—	—	—	—	21	—	—	8	6	36	0%
No designation (d)	—	2	—	1	1	2	—	—	2	—	6	14	0%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1 or 2.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix H American Financial Group, Inc. Real Estate Exposure 6/30/2020 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$727	80%	95%	98%
Fund Investments	100	11%
Student Housing	28	3%	77%	94%
Land—Development	22	2%
QOZ Fund—Development	16	2%
Office	15	2%	89%	100%

Total	$908	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Marinas	$63	38%	$—
Resort & Marina	57	34%	—
Hotel	23	14%	—
Office Building	19	11%	—
Land	5	3%	—

Total	$167	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value (d)
Hospitality	608	41%	55%
Multifamily	510	35%	64%
Office	251	17%	64%
Retail	60	4%	58%
Other	46	3%	49%

Total	$1,475	100%	60%

Currently, mortgage loans totaling $193 million are under forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.78 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 6/30/20
(c)	Collections for April—June
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.

Appendix I American Financial Group, Inc. Real Estate Exposure 12/31/2019 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$589	77%	96%	99%
Fund Investments	100	13%
Student Housing	30	4%	94%	98%
Land—Development	20	2%
QOZ Fund—Development	16	2%
Office	14	2%	90%	100%

Total	$769	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Marinas	$63	37%	$—
Resort & Marina	59	35%	—
Hotel	22	13%	—
Office Building	20	12%	—
Land	5	3%	—

Total	$169	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Hospitality	575	43%	56%
Multifamily	392	30%	62%
Office	253	19%	65%
Retail	61	4%	59%
Other	48	4%	50%

Total	$1,329	100%	59%

(a)	Total investments accounted for using the equity method is $1.69 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/19
(c)	Collections for October—December